This Agreement constitutes part of a Prospectus covering securities that have been registered under the Securities Act of 1933.


                    EXCAL ENTERPRISES, INC.

              NONQUALIFIED STOCK OPTION AGREEMENT


           THIS AGREEMENT, made and entered into as of this 28th day of September, 1998, by and between EXCAL ENTERPRISES, INC., a Delaware corporation formerly known as Assix International, Inc. (the "Company"), and JOHN L. CASKEY, a director of the Company (the "Optionee").

                     W I T N E S S E T H :

           WHEREAS, the Board of Directors of the Company (the "Board") granted a stock option on September 10, 1997 to purchase 10,000 shares of the Company's common stock, $.001 par value (the "Common Stock"), which contained a provision to grant a Reload Option if the Optionee paid the exercise price or tax obligation resulting from the exercise of the option with shares already owned or otherwise issuable to the Optionee; and,

           WHEREAS, the Optionee exercised such option and paid the tax obligation with shares issuable to the Optionee from the exercise of the option; and,

           WHEREAS, the option granted under this Agreement is not intended to constitute an incentive stock option ("Nonqualified Stock Option"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code");

           NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

           1. Grant. Subject to the terms and conditions of this Agreement, the Company confirms the grant to the Optionee of a Nonqualified Stock Option to purchase from the Company all, or any part, of the aggregate number of 158 shares of Common Stock (hereinafter referred to as the "Optioned Shares," and the option to purchase the Optioned Shares referred to as the "Option").

           2. Option Price. The price to be paid for the Optioned Shares shall be $4.875 per share.

          3. Time of Exercise. The Option is fully exercisable as of the date of this Agreement and may be exercised by the Optionee in whole or in part at any time and from time to time, after the date hereof.

          4. Manner of Exercise and Payment. The Option may be exercised only by written notice to the Company by the Optionee of the Optionee's intent to exercise the Option, delivered to the Company at its principal office, specifying the number of shares with respect to which the Option is being exercised, accompanied by full payment for such shares: (a) in cash or its equivalent; (b) with the consent of the Board, by tendering shares of Common Stock valued at their fair market value at the time of exercise; or (c) with the consent of the Board, by any combination of (a) and (b).

           5. Issuance of Stock Certificates. Upon satisfaction of the conditions of Section 4, the Company shall promptly deliver to the Optionee a certificate or certificates for the number of shares of Common Stock in respect of which Options have been exercised, legended to reflect the agreements and conditions applicable to such shares referred to in Section 10.

            6.     Nontransferability  of  Option.   The  Option   is   not
transferable by the Optionee otherwise than by will or the laws of descent and distribution.

           7.    Term.   The Option shall expire on September 9, 2007,  and
shall not be exercisable thereafter.

          8.   Tax Withholding.

                (a)   It  shall  be  a condition of the obligation  of  the
Company to issue or transfer shares of Common Stock upon exercise of the Option, that the Optionee shall pay to the Company upon its demand, or agree that the Company may withhold from compensation due the Optionee, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option. If the Optionee fails to comply with this Section 8, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                (b) With the consent of the Board, the Optionee may elect to have the Company withhold that number of Optioned Shares otherwise issuable to the Optionee upon exercise of the Option or to deliver to the Company a number of Shares, in each case, having a fair market value at the time of exercise, as determined by the Board, equal to the minimum amount required to be withheld as a result of such exercise. The election must be made in writing and delivered to the Company on or prior to the date of exercise. The shares so withheld or delivered shall be free of all adverse claims and shall be endorsed in blank by the Optionee or accompanied by stock powers duly endorsed in blank.

           9. Capital Adjustments Affecting Stock. In the event of a capital adjustment resulting from a stock dividend, stock split, spin-off, reorganization, recapitalization, merger, consolidation, reclassification, combination or exchange of shares, the Optioned Shares shall be adjusted in a manner consistent with such capital adjustment. The price of any shares under the Option shall be adjusted such that there will be no change in the aggregate purchase price payable upon exercise of the Option. To the extent deemed equitable and appropriate by the Board, subject to any required action by shareholders, in any merger, consolidation, reorganization, liquidation or dissolution, the Option shall pertain to the securities and other property to which a holder of the number of shares of stock covered by the Option would have been entitled to receive in connection with any such event.

           10. Restriction on Transfer of Common Stock. The shares to be acquired upon exercise of the Option may not be sold or offered for sale except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") or any applicable state securities laws, (ii) in a transaction satisfying the requirements of Rule 144 promulgated under the Act, or (iii) in a transaction which, in the opinion of counsel for the Company, is exempt from the registration provisions of the Act or applicable state securities laws. The Optionee agrees that any certificate representing shares acquired upon exercise of the Option may bear the following legend:

                 The  shares  of  Common  Stock  represented  by  this
          certificate are restricted securities as that term is defined under Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"). These shares may not be sold, transferred or disposed of unless they are registered under the Act, sold in a transaction satisfying the requirements of Rule 144 or unless the request to transfer is accompanied by an opinion of counsel acceptable to the issuer, that the transfer will not result in a violation of the Act or any applicable state securities laws.

           11. Specific Restrictions Upon Optioned Shares. The Optionee hereby agrees with the Company that the Optionee shall acquire the Optioned Shares for investment purposes only and not with a view to resale or other distribution thereof to the public in violation of the Act, and shall not dispose of the Optioned Shares in any transaction which, in the opinion of counsel to the Company, would violate the Act, or the rules and regulations thereunder, or any applicable state securities or blue sky laws.

          12. Rights as Shareholder. The Optionee shall not be deemed for any purposes to be a shareholder of the Company with respect to any of the Optioned Shares except to the extent that the Option shall have been exercised, such shares shall have been fully paid, and a stock certificate issued therefor.

           13. Power of Company Not Affected. The existence of the Option shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

           14. Amendment or Modification. No term or provision of this Agreement may be amended, modified or supplemented orally, but only by an instrument in writing signed by the party against which or whom the enforcement of the amendment, modification or supplement is sought.

           15. Governing Law. This Agreement shall be governed by the internal laws of the State of Florida as to all matters, including but not limited to, matters of validity, construction, effect, performance and remedies.

           16. Entire Agreement. This Agreement entered into between the Optionee and the Company sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and canceled.

           17. Delegation by Board. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange or market, the Board may delegate all or any portion of its responsibilities and powers to any one or more of its members. Any such delegation may be revoked by the Board at any time.

          18. Heirs and Successors. This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring all or substantially all of the Company's assets and business. In the event of the Optionee's death prior to exercise of the Option, the Option may be exercised by the estate of the Optionee to the extent such exercise is otherwise permitted by this Agreement.


           IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer, and the Optionee has executed this Agreement as of the day and year first above written.

                         EXCAL ENTERPRISES, INC.


                         By:
                         Title: Vice President/CFO


                         OPTIONEE:



                         JOHN L. CASKEY